Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT
I, Theodore D. Crandall, Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 27, 2007

/s/ Theodore D. Crandall

Theodore D. Crandall
Senior Vice President and
Chief Financial Officer